SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2002

NVIDIA CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-23985	94-3177549
(Commission File No.)	(IRS Employer Identification No.)

2701 San Tomas Expressway
Santa Clara, CA 95050
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (408) 486-2000

Item 5. Other Events.

On April 29, 2002, the Registrant issued two press releases, copies of which are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 7. Exhibits.

Exhibit No.	Description

99.1	Press Release, dated April 29, 2002, entitled “NVIDIA Anticipates Record Revenues and Earnings for First Quarter Fiscal Year 2003”.

99.2	Press Release, dated April 29, 2002, entitled “NVIDIA Names Mary Dotz Interim Chief Financial Officer”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NVIDIA CORPORATION

Date: April 29, 2002	By:	/S/ JEN-HSUN HUANG

Jen-Hsun Huang President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated April 29, 2002, entitled “NVIDIA Anticipates Record Revenues and Earnings for First Quarter Fiscal Year 2003”.

99.2	Press Release, dated April 29, 2002, entitled “NVIDIA Names Mary Dotz Interim Chief Financial Officer”.